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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                                  JULY 21, 2005
                                 DATE OF REPORT
                        (Date of earliest event reported)

                            SMITH INTERNATIONAL, INC.
             (Exact name of Registrant as specified in its charter)


            DELAWARE                     1-8514                  95-3822631
(State or other jurisdiction of        (Commission            (I.R.S. Employer
 incorporation or organization)        File Number)          Identification No.)

                      411 N. SAM HOUSTON PARKWAY, SUITE 600
                                 HOUSTON, TEXAS
                    (Address of principal executive offices)

                                      77060
                                   (Zip Code)

                                 (281) 443-3370
              (Registrant's telephone number, including area code)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
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ITEM 8.01 OTHER EVENTS

      On July 21, 2005 the Registrant issued a press release entitled "Smith International, Inc. Announces Two-for-One Stock Split and Regular Quarterly Dividend." The text of the press release is as follows:

     HOUSTON, Texas (July 21, 2005)... Smith International, Inc. (NYSE: SII) today announced that its Board of Directors has declared a two-for-one stock split, to be effected in the form of a stock dividend. Stockholders of record on August 5, 2005 will be entitled to one additional share of common stock for each share held on that date, with fractional shares paid in cash. The Company's transfer agent, EquiServe Trust N.A., will distribute the stock dividend on or about August 24, 2005. As of July 20, 2005, the Company had 100,766,822 shares outstanding, exclusive of shares held in treasury.

     Chairman and CEO Doug Rock commented, "Smith's Board of Directors' decision to split our stock is a strong indication of the confidence we have in the growth opportunities for our business. We believe the stock split, our second in the past three years, will improve the liquidity of our stock and make our shares available to a larger and more varied group of investors."

     Smith also announced that its Board of Directors has approved the regular quarterly dividend which, due to the stock split, has been adjusted to provide an equivalent dividend yield. Stockholders of record on September 15, 2005 will be entitled to a cash dividend of $0.06 per share, payable on October 14, 2005.

      Smith International, Inc. is a leading worldwide supplier of premium products and services to the oil and gas exploration and production industry, the petrochemical industry and other industrial markets through its four principal business units - M-I SWACO, Smith Technologies, Smith Services and Wilson.
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                                   SIGNATURES

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                        SMITH INTERNATIONAL, INC.


Date:  July 21, 2005                    /s/ Neal S. Sutton
                                        ---------------------------------------
                                        By:  Neal S. Sutton
                                        Senior Vice President - Administration,
                                        General Counsel and Secretary